UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02871

LORD ABBETT DEVELOPING GROWTH FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302
(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2013

Item 1:	Report(s) to Shareholders.

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Developing Growth Fund

For the fiscal year ended July 31, 2013

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

24	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information to Shareholders

Lord Abbett Developing Growth Fund
Annual Report

For the fiscal year ended July 31, 2013

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Developing Growth Fund for the fiscal year ended July 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best Regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended July 31, 2013, the Fund returned 37.40%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 35.39% over the same period.

Equity markets made considerable gains in the trailing 12-month period, albeit the final months of 2012 proved challenging as markets dealt with the uncertain outcome of the U.S. presidential election and impending “fiscal cliff.” Following the conclusion of elections in November, and the last-minute resolution of the fiscal cliff in December, equity markets shook off challenges and marched significantly higher. By July, broad equity market indexes had hit all-time highs.

We were pleased with the Fund’s outperformance during the period. Security selection within the financials sector contributed the most to relative Fund performance. Shares of Financial Engines, Inc., a provider of independent technology enabling portfolio management services to participants in employer-sponsored defined contribution plans, returned more than 150% during the period, contributing significantly to both relative and absolute Fund performance within the sector. The company posted multiple quarters of double-digit, year-over-year revenue growth, as the continued shift away from defined benefit plans has greatly increased the number of individuals seeking investment advice within employer-sponsored 401(k) plans. Shares of Ocwen

Financial Corp., a provider of residential and commercial mortgage loan servicing, also rose during the period. The firm has been able to capitalize on trends within the mortgage-servicing business, as the industry digests a surfeit of distressed loans left in the wake of the recent real estate calamity.

Both security selection and overweight to the information technology sector also benefited relative Fund performance. Among notable contributors were solar energy names that have benefited from growing global demand for solar energy. SunPower Corporation, which designs solar power systems, saw its shares repeatedly reach new highs throughout the period. The company has seen a considerable increase in revenue from the United States, as well as a surge in demand from Japan as the country seeks alternatives to nuclear energy. Shares of SunEdison, Inc., which is involved in the manufacturing of silicon wafers and solar modules, also rose throughout the period. The company has continued to make inroads into the domestic residential solar business and also has been successful in India, Thailand, and Malaysia.

Security selection within the traditionally defensive consumer staples sector detracted from relative Fund performance during the period. The Fresh Market, Inc., an operator of specialty grocery stores, detracted the most from relative Fund performance within the sector. Shares of the company fell in the fourth quarter of 2012 after earnings were reported below analyst estimates due to a slowdown in same-store sales and rising expenses. The Fund’s position in Annie’s, Inc., a producer of natural and organic snacks, meals, and other healthy foods, also detracted from relative performance, as its shares fell sharply in the fourth quarter of 2012. An earnings report in October missed estimates on both a sales and earnings basis.

Both security selection and an underweight to the industrials sector also detracted from relative Fund performance. Shares of Westport Innovations, Inc., a developer of technology used for natural gas engines, slid toward the end of the 2012 calendar year. The company cut guidance in October, noting macroeconomic uncertainty and delayed availability of liquid-natural-gas infrastructure which has resulted in customers likewise delaying order completions and reducing inventory. Spirit Airlines, Inc., an airline operator of flights throughout the United States, the Caribbean, and Latin America, also detracted from relative Fund performance. Shares of Spirit fell sharply in the third quarter of 2012 after persistently high fuel prices and modestly weaker revenue caused a reduction in growth assumptions for the second half of the 2012 calendar year.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of July 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2013

	1 Year	5 Years	10 Years	Life of Class
Class A3	29.47%	11.99%	11.36%	–
Class B4	31.44%	12.35%	11.45%	–
Class C5	35.44%	12.59%	11.30%	–
Class F6	37.69%	13.61%	–	8.66%
Class I7	37.83%	13.72%	12.41%	–
Class P7	37.37%	13.25%	11.94%	–
Class R2[8]	37.00%	13.03%	–	8.12%
Class R3[9]	37.09%	13.15%	–	8.22%

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended July 31, 2013, is calculated using the SEC-required uniform method to compute such return.

4  Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6  Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7  Performance is at net asset value.

8  Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9  Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 through July 31, 2013).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/13 – 7/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/13	7/31/13	2/1/13 - 7/31/13
Class A
Actual	$1,000.00	$1,274.40	$6.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.28	$5.56
Class B
Actual	$1,000.00	$1,270.00	$9.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.06	$8.80
Class C
Actual	$1,000.00	$1,269.80	$9.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.07	$8.80
Class F
Actual	$1,000.00	$1,276.00	$4.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.31
Class I
Actual	$1,000.00	$1,276.00	$4.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.00	$3.86
Class P
Actual	$1,000.00	$1,274.10	$6.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.45	$5.41
Class R2
Actual	$1,000.00	$1,272.30	$7.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.03	$6.80
Class R3
Actual	$1,000.00	$1,273.20	$7.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.53	$6.31

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.11% for Class A, 1.76% for Classes B and C, 0.86% for Class F, 0.77% for Class I, 1.08% for Class P, 1.36% for Class R2 and 1.26% for Class R3) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2013

Sector*	%**
Consumer Discretionary	14.03%
Consumer Staples	3.00%
Energy	3.21%
Financials	10.34%
Health Care	23.93%
Industrials	14.69%
Information Technology	28.90%
Materials	0.07%
Repurchase Agreement	1.83%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

July 31, 2013

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.83%

Aerospace & Defense 1.03%
Hexcel Corp.*	913,498	$32,164

Airlines 1.04%
US Airways Group, Inc.*	1,674,330	32,398

Biotechnology 11.66%
ACADIA Pharmaceuticals, Inc.*	1,344,947	26,495
Aegerion Pharmaceuticals, Inc.*	525,273	48,110
Alnylam Pharmaceuticals, Inc.*	729,027	33,659
ARIAD Pharmaceuticals, Inc.*	510,502	9,485
Celldex Therapeutics, Inc.*	1,448,318	29,662
Clovis Oncology, Inc.*	423,785	33,004
Genomic Health, Inc.*	435,232	15,512
Incyte Corp.*	657,519	15,393
Isis Pharmaceuticals, Inc.*	1,368,149	39,471
Medivation, Inc.*	362,136	20,957
NPS Pharmaceuticals, Inc*	946,696	17,050
Pharmacyclics, Inc.*	404,881	43,982
Puma Biotechnology, Inc.*	159,934	8,174
Sarepta Therapeutics, Inc.*	420,799	15,578
Synageva BioPharma Corp.*	136,150	6,549
Total		363,081

Building Products 0.67%
Ply Gem Holdings, Inc.*	735,091	13,775
Trex Co., Inc.*	146,342	6,928
Total		20,703

Capital Markets 6.36%
Artisan Partners Asset
Management, Inc.*	404,993	21,465
E*TRADE Financial Corp.*	3,391,546	50,534
Evercore Partners, Inc. Class A	834,577	39,576
Financial Engines, Inc.	919,218	43,883

		Fair
		Value
Investments	Shares	(000)
Stifel Financial Corp.*	514,003	$19,352
WisdomTree Investments, Inc.*	1,801,669	23,332
Total		198,142

Chemicals 0.07%
Flotek Industries, Inc.*	116,301	2,277

Commercial Banks 2.47%
Home BancShares, Inc.	330,639	9,033
SVB Financial Group*	520,166	45,369
Western Alliance Bancorp*	1,277,792	22,655
Total		77,057

Commercial Services & Supplies 0.45%
Performant Financial Corp.*	1,316,042	13,911

Communications Equipment 1.18%
Ciena Corp.*	1,672,401	36,893

Computers & Peripherals 0.08%
Stratasys Ltd.*	29,205	2,589

Diversified Consumer Services 2.03%
K12, Inc.*	863,494	26,855
LifeLock, Inc.*	3,190,248	36,273
Total		63,128

Diversified Financial Services 0.87%
MarketAxess Holdings, Inc.	526,799	27,236

Electrical Equipment 2.06%
Acuity Brands, Inc.	364,297	31,511
Generac Holdings, Inc.	751,205	32,565
Total		64,076

Energy Equipment & Services 1.31%
CARBO Ceramics, Inc.	109,478	9,619
Dril-Quip, Inc.*	169,893	15,445
Forum Energy Technologies, Inc.*	545,928	15,766
Total		40,830

See Notes to Financial Statements.	7

Schedule of Investments (continued)

July 31, 2013

		Fair
		Value
Investments	Shares	(000)
Food & Staples Retailing 1.58%
PriceSmart, Inc.	320,191	$29,147
United Natural Foods, Inc.*	341,088	19,988
Total		49,135

Food Products 1.44%
Annie’s, Inc.*	442,100	18,263
Hain Celestial Group, Inc. (The)*	365,402	26,660
Total		44,923

Health Care Equipment & Supplies 4.78%
Align Technology, Inc.*	1,175,099	50,576
DexCom, Inc.*	1,553,576	33,837
Endologix, Inc.*	678,349	10,603
HeartWare International, Inc.*	225,162	20,809
Insulet Corp.*	1,035,150	33,011
Total		148,836

Health Care Providers & Services 2.64%
IPC The Hospitalist Co., Inc.*	555,225	27,967
MWI Veterinary Supply, Inc.*	174,497	24,808
Team Health Holdings, Inc.*	734,626	29,547
Total		82,322

Health Care Technology 2.75%
athenahealth, Inc.*	316,870	35,474
Medidata Solutions, Inc.*	541,917	50,143
Total		85,617

Hotels, Restaurants & Leisure 1.46%
Buffalo Wild Wings, Inc.*	261,461	27,082
Chuy’s Holdings, Inc.*	518,189	18,287
Total		45,369

Household Durables 1.12%
iRobot Corp.*	397,349	13,891
SodaStream International Ltd. (Israel)*(a)	323,922	21,081
Total		34,972

		Fair
		Value
Investments	Shares	(000)
Information Technology Services 1.86%
EPAM Systems, Inc.*	1,237,987	$35,840
EVERTEC, Inc.*	926,498	22,143
Total		57,983

Internet & Catalog Retail 3.11%
Groupon, Inc.*	4,136,900	36,653
HomeAway, Inc.*	513,665	15,467
RetailMeNot, Inc.*	194,216	5,525
Shutterfly, Inc.*	734,024	39,336
Total		96,981

Internet Software & Services 12.16%
Angie’s List, Inc.*	621,805	13,692
Cornerstone OnDemand, Inc.*	655,722	28,878
CoStar Group, Inc.*	354,077	55,431
Demandware, Inc.*	338,482	15,035
Gogo, Inc.*	497,077	5,980
MercadoLibre, Inc. (Argentina)(a)	140,627	16,514
OpenTable, Inc.*	342,035	21,781
Pandora Media, Inc.*	2,063,867	37,851
Shutterstock, Inc.*	452,623	24,057
Trulia, Inc.*	590,195	21,991
Web.com Group, Inc.*	623,922	16,210
WebMD Health Corp.*	713,333	23,547
Xoom Corp.*	579,178	19,003
Yelp, Inc.*	924,528	38,645
Zillow, Inc. Class A*	544,019	40,192
Total		378,807

Life Sciences Tools & Services 0.96%
PAREXEL International Corp.*	602,284	29,783

Machinery 4.00%
Chart Industries, Inc.*	438,576	49,866
Middleby Corp.*	123,152	22,037
Proto Labs, Inc.*	457,781	30,978
RBC Bearings, Inc.*	395,281	21,685
Total		124,566

8	See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2013

		Fair
		Value
Investments	Shares	(000)
Media 2.02%
Lions Gate Entertainment Corp.*	1,010,880	$32,884
Sinclair Broadcast Group, Inc. Class A	1,067,702	30,120
Total		63,004

Oil, Gas & Consumable Fuels 1.92%
GasLog Ltd. (Monaco)(a)	2,083,264	28,957
Oasis Petroleum, Inc.*	730,258	30,700
Total		59,657

Pharmaceuticals 1.30%
Jazz Pharmaceuticals plc (Ireland)*(a)	311,040	23,486
Questcor Pharmaceuticals, Inc.	254,964	17,037
Total		40,523

Professional Services 3.42%
Corporate Executive Board Co. (The)	604,525	40,763
On Assignment, Inc.*	1,321,185	40,336
WageWorks, Inc.*	748,375	25,273
Total		106,372

Road & Rail 1.18%
Swift Transportation Co.*	2,056,439	36,687

Semiconductors & Semiconductor Equipment 3.80%
Cree, Inc.*	221,513	15,484
SunEdison, Inc.*	4,759,401	47,975
SunPower Corp.*	1,988,188	54,973
Total		118,432

Software 10.00%
Concur Technologies, Inc.*	426,816	37,940
Gigamon, Inc.*	529,665	18,941
Guidewire Software, Inc.*	672,337	29,421
Imperva, Inc.*	685,902	34,720

		Fair
		Value
Investments	Shares	(000)
Infoblox, Inc.*	1,341,097	$43,854
Jive Software, Inc.*	1,147,045	15,393
NetSuite, Inc.*	234,121	21,982
Silver Spring Networks, Inc.*	911,690	24,716
Splunk, Inc.*	641,978	32,105
Synchronoss Technologies, Inc.*	174,843	6,030
Tableau Software, Inc. Class A*	128,517	7,120
Ultimate Software Group, Inc. (The)*	289,006	39,103
Total		311,325

Specialty Retail 2.65%
Lumber Liquidators Holdings, Inc.*	446,135	43,195
Restoration Hardware Holdings, Inc.*	587,126	39,232
Total		82,427

Textiles, Apparel & Luxury Goods 1.74%
Steven Madden Ltd.*	459,197	23,612
Tumi Holdings, Inc.*	1,272,617	30,441
Total		54,053

Thrifts & Mortgage Finance 0.70%
Nationstar Mortgage Holdings, Inc.*	467,811	21,650

Trading Companies & Distributors 0.96%
Air Lease Corp.	1,068,795	29,798
Total Common Stocks (cost $2,275,312,275)		3,077,707

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

July 31, 2013

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.85%

Repurchase Agreement
Repurchase Agreement dated 7/31/2013, 0.01% due 8/1/2013 with Fixed Income Clearing Corp. collateralized by $58,660,000 of U.S. Treasury Note at 0.25% due 7/31/2015; value: $58,586,675; proceeds: $57,433,154 (cost $57,433,138)	$57,433	$57,433
Total Investments in Securities 100.68% (cost $2,332,745,413)		3,135,140
Liabilities in Excess of Cash and Other Assets (0.68)%		(21,104)
Net Assets 100.00%		$3,114,036

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of July 31, 2013 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$3,077,707	$—	$—	$3,077,707
Repurchase Agreement	—	57,433	—	57,433
Total	$3,077,707	$57,433	$—	$3,135,140

(1)	Refer to note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended July 31, 2013.

10	See Notes to Financial Statements.

This page is intentionally left blank.

11

Statement of Assets and Liabilities

July 31, 2013

ASSETS:
Investments in securities, at fair value (cost $2,332,745,413)	$3,135,139,524
Cash	17,847,750
Receivables:
Investment securities sold	63,023,760
Capital shares sold	3,929,579
Interest and dividends	15,867
Prepaid expenses and other assets	11,134
Total assets	3,219,967,614
LIABILITIES:
Payables:
Investment securities purchased	98,884,702
Capital shares reacquired	2,634,110
12b-1 distribution fees	1,526,500
Management fee	1,295,062
Directors’ fees	448,760
Fund administration	101,906
To affiliates (See Note 3)	26,977
Accrued expenses	1,013,124
Total liabilities	105,931,141
NET ASSETS	$3,114,036,473
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,019,376,863
Accumulated net investment loss	(448,760)
Accumulated net realized gain on investments	292,714,259
Net unrealized appreciation on investments	802,394,111
Net Assets	$3,114,036,473

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

July 31, 2013

Net assets by class:
Class A Shares	$1,188,182,246
Class B Shares	$13,286,305
Class C Shares	$115,966,372
Class F Shares	$160,061,447
Class I Shares	$1,225,882,883
Class P Shares	$110,917,329
Class R2 Shares	$14,739,699
Class R3 Shares	$285,000,192
Outstanding shares by class:
Class A Shares (875 million shares of common stock authorized, $.001 par value)	44,335,924
Class B Shares (40 million shares of common stock authorized, $.001 par value)	579,806
Class C Shares (25 million shares of common stock authorized, $.001 par value)	5,028,497
Class F Shares (30 million shares of common stock authorized, $.001 par value)	5,877,565
Class I Shares (100 million shares of common stock authorized, $.001 par value)	42,346,023
Class P Shares (30 million shares of common stock authorized, $.001 par value)	4,222,508
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	559,335
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	10,743,142
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$26.80
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$28.44
Class B Shares-Net asset value	$22.92
Class C Shares-Net asset value	$23.06
Class F Shares-Net asset value	$27.23
Class I Shares-Net asset value	$28.95
Class P Shares-Net asset value	$26.27
Class R2 Shares-Net asset value	$26.35
Class R3 Shares-Net asset value	$26.53

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended July 31, 2013

Investment income:
Dividends	$9,103,234
Interest	4,570
Total investment income	9,107,804
Expenses:
Management fee	12,965,761
12b-1 distribution plan-Class A	3,535,705
12b-1 distribution plan-Class B	130,749
12b-1 distribution plan-Class C	1,036,927
12b-1 distribution plan-Class F	137,633
12b-1 distribution plan-Class P	298,969
12b-1 distribution plan-Class R2	76,524
12b-1 distribution plan-Class R3	1,178,693
Shareholder servicing	4,454,880
Fund administration	1,017,261
Subsidy (See Note 3)	395,911
Reports to shareholders	177,197
Registration	122,018
Directors’ fees	86,638
Professional	67,130
Custody	63,416
Other	57,381
Gross expenses	25,802,793
Expense reductions (See Note 7)	(2,179)
Net expenses	25,800,614
Net investment loss	(16,692,810)
Net realized and unrealized gain:
Net realized gain on investments in unaffiliated issuers	430,424,754
Net realized loss from investments in affiliated issuers	(1,523,345)
Net change in unrealized appreciation/depreciation on investments	430,575,088
Net realized and unrealized gain	859,476,497
Net Increase in Net Assets Resulting From Operations	$842,783,687

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	July 31, 2013	July 31, 2012
Operations:
Net investment loss	$(16,692,810)	$(19,885,040)
Net realized gain on investments in affiliated and unaffiliated issuers	428,901,409	97,053,364
Net change in unrealized appreciation/depreciation on investments	430,575,088	(106,258,255)
Net increase (decrease) in net assets resulting from operations	842,783,687	(29,089,931)
Distributions to shareholders from:
Net realized gain
Class A	(77,058,196)	(55,548,484)
Class B	(1,190,233)	(1,194,582)
Class C	(9,266,403)	(7,708,825)
Class F	(10,252,440)	(8,983,658)
Class I	(62,625,344)	(38,031,852)
Class P	(6,568,286)	(5,909,467)
Class R2	(983,333)	(666,169)
Class R3	(17,642,330)	(10,170,748)
Total distributions to shareholders	(185,586,565)	(128,213,785)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	571,781,378	868,677,797
Reinvestment of distributions	173,052,963	117,703,392
Cost of shares reacquired	(687,427,980)	(648,543,364)
Net increase in net assets resulting from capital share transactions	57,406,361	337,837,825
Net increase in net assets	714,603,483	180,534,109
NET ASSETS:
Beginning of year	$2,399,432,990	$2,218,898,881
End of year	$3,114,036,473	$2,399,432,990
Accumulated net investment loss	$(448,760)	$(16,755,508)

See Notes to Financial Statements.	15

Financial Highlights

	Class A Shares
	Year Ended 7/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$21.24	$23.11	$16.51	$13.49	$16.64
Investment operations:
Net investment loss(a)	(.17)	(.20)	(.21)	(.16)	(.13)
Net realized and unrealized gain (loss)	7.44	(.41)	6.81	3.18	(3.02)
Total from investment operations	7.27	(.61)	6.60	3.02	(3.15)
Distributions to shareholders from:
Net realized gain	(1.71)	(1.26)	—	—	—
Net asset value, end of year	$26.80	$21.24	$23.11	$16.51	$13.49
Total Return(b)	37.40%	(2.03)%	39.98%	22.48%	(18.99)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.11%	1.12%	1.09%	1.14%	1.28%
Expenses, excluding expense reductions	1.11%	1.12%	1.09%	1.14%	1.28%
Net investment loss	(.75)%	(.96)%	(.99)%	(1.01)%	(1.11)%

Supplemental Data:
Net assets, end of year (000)	$1,188,182	$983,120	$979,130	$570,044	$446,012
Portfolio turnover rate	201.80%	195.11%	136.95%	156.05%	198.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 7/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$18.52	$20.46	$14.72	$12.10	$15.02
Investment operations:
Net investment loss(a)	(.26)	(.29)	(.30)	(.23)	(.19)
Net realized and unrealized gain (loss)	6.37	(.39)	6.04	2.85	(2.73)
Total from investment operations	6.11	(.68)	5.74	2.62	(2.92)
Distributions to shareholders from:
Net realized gain	(1.71)	(1.26)	—	—	—
Net asset value, end of year	$22.92	$18.52	$20.46	$14.72	$12.10
Total Return(b)	36.44%	(2.61)%	39.09%	21.67%	(19.51)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.76%	1.76%	1.74%	1.79%	1.93%
Expenses, excluding expense reductions	1.76%	1.76%	1.74%	1.79%	1.93%
Net investment loss	(1.39)%	(1.59)%	(1.64)%	(1.66)%	(1.76)%

Supplemental Data:
Net assets, end of year (000)	$13,286	$14,273	$21,161	$21,160	$22,308
Portfolio turnover rate	201.80%	195.11%	136.95%	156.05%	198.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	17

Financial Highlights (continued)

	Class C Shares
	Year Ended 7/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$18.63	$20.58	$14.80	$12.17	$15.11
Investment operations:
Net investment loss(a)	(.27)	(.29)	(.31)	(.23)	(.19)
Net realized and unrealized gain (loss)	6.41	(.40)	6.09	2.86	(2.75)
Total from investment operations	6.14	(.69)	5.78	2.63	(2.94)
Distributions to shareholders from:
Net realized gain	(1.71)	(1.26)	—	—	—
Net asset value, end of year	$23.06	$18.63	$20.58	$14.80	$12.17
Total Return(b)	36.44%	(2.60)%	38.99%	21.71%	(19.52)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.76%	1.77%	1.74%	1.79%	1.93%
Expenses, excluding expense reductions	1.76%	1.77%	1.74%	1.79%	1.93%
Net investment loss	(1.39)%	(1.60)%	(1.64)%	(1.66)%	(1.76)%

Supplemental Data:
Net assets, end of year (000)	$115,966	$107,011	$134,684	$79,512	$56,558
Portfolio turnover rate	201.80%	195.11%	136.95%	156.05%	198.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 7/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$21.50	$23.33	$16.62	$13.55	$16.67
Investment operations:
Net investment loss(a)	(.11)	(.15)	(.16)	(.12)	(.11)
Net realized and unrealized gain (loss)	7.55	(.42)	6.87	3.19	(3.01)
Total from investment operations	7.44	(.57)	6.71	3.07	(3.12)
Distributions to shareholders from:
Net realized gain	(1.71)	(1.26)	—	—	—
Net asset value, end of year	$27.23	$21.50	$23.33	$16.62	$13.55
Total Return(b)	37.69%	(1.74)%	40.31%	22.75%	(18.78)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.86%	.87%	.84%	.88%	1.06%
Expenses, excluding expense reductions	.86%	.87%	.84%	.88%	1.06%
Net investment loss	(.50)%	(.71)%	(.74)%	(.75)%	(.91)%

Supplemental Data:
Net assets, end of year (000)	$160,061	$141,616	$190,426	$93,269	$23,070
Portfolio turnover rate	201.80%	195.11%	136.95%	156.05%	198.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	19

Financial Highlights (continued)

	Class I Shares
	Year Ended 7/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$22.73	$24.55	$17.48	$14.23	$17.49
Investment operations:
Net investment loss(a)	(.10)	(.14)	(.15)	(.11)	(.10)
Net realized and unrealized gain (loss)	8.03	(.42)	7.22	3.36	(3.16)
Total from investment operations	7.93	(.56)	7.07	3.25	(3.26)
Distributions to shareholders from:
Net realized gain	(1.71)	(1.26)	—	—	—
Net asset value, end of year	$28.95	$22.73	$24.55	$17.48	$14.23
Total Return(b)	37.83%	(1.69)%	40.45%	22.93%	(18.70)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.76%	.77%	.75%	.79%	.93%
Expenses, excluding expense reductions	.76%	.77%	.75%	.79%	.93%
Net investment loss	(.41)%	(.61)%	(.65)%	(.66)%	(.77)%

Supplemental Data:
Net assets, end of year (000)	$1,225,883	$830,601	$601,226	$279,772	$180,896
Portfolio turnover rate	201.80%	195.11%	136.95%	156.05%	198.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 7/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$20.85	$22.71	$16.25	$13.29	$16.41
Investment operations:
Net investment loss(a)	(.16)	(.19)	(.22)	(.17)	(.14)
Net realized and unrealized gain (loss)	7.29	(.41)	6.68	3.13	(2.98)
Total from investment operations	7.13	(.60)	6.46	2.96	(3.12)
Distributions to shareholders from:
Net realized gain	(1.71)	(1.26)	—	—	—
Net asset value, end of year	$26.27	$20.85	$22.71	$16.25	$13.29
Total Return(b)	37.37%	(2.02)%	39.75%	22.36%	(19.07)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.09%	1.12%	1.19%	1.24%	1.38%
Expenses, excluding expense reductions	1.09%	1.12%	1.19%	1.24%	1.38%
Net investment loss	(.74)%	(.95)%	(1.09)%	(1.11)%	(1.22)%

Supplemental Data:
Net assets, end of year (000)	$110,917	$85,649	$121,589	$115,303	$98,786
Portfolio turnover rate	201.80%	195.11%	136.95%	156.05%	198.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	21

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 7/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$20.96	$22.89	$16.39	$13.43	$16.61
Investment operations:
Net investment loss(a)	(.22)	(.25)	(.27)	(.20)	(.16)
Net realized and unrealized gain (loss)	7.32	(.42)	6.77	3.16	(3.02)
Total from investment operations	7.10	(.67)	6.50	2.96	(3.18)
Distributions to shareholders from:
Net realized gain	(1.71)	(1.26)	—	—	—
Net asset value, end of year	$26.35	$20.96	$22.89	$16.39	$13.43
Total Return(b)	37.00%	(2.23)%	39.60%	22.13%	(19.21)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.36%	1.37%	1.35%	1.39%	1.54%
Expenses, excluding expense reductions	1.36%	1.37%	1.35%	1.39%	1.54%
Net investment loss	(1.00)%	(1.21)%	(1.24)%	(1.26)%	(1.37)%

Supplemental Data:
Net assets, end of year (000)	$14,740	$12,522	$11,187	$3,453	$1,291
Portfolio turnover rate	201.80%	195.11%	136.95%	156.05%	198.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 7/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$21.07	$22.97	$16.44	$13.45	$16.62
Investment operations:
Net investment loss(a)	(.20)	(.23)	(.25)	(.18)	(.15)
Net realized and unrealized gain (loss)	7.37	(.41)	6.78	3.17	(3.02)
Total from investment operations	7.17	(.64)	6.53	2.99	(3.17)
Distributions to shareholders from:
Net realized gain	(1.71)	(1.26)	—	—	—
Net asset value, end of year	$26.53	$21.07	$22.97	$16.44	$13.45
Total Return(b)	37.09%	(2.13)%	39.72%	22.32%	(19.13)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.26%	1.27%	1.25%	1.28%	1.45%
Expenses, excluding expense reductions	1.26%	1.27%	1.25%	1.28%	1.45%
Net investment loss	(.90)%	(1.12)%	(1.15)%	(1.16)%	(1.28)%

Supplemental Data:
Net assets, end of year (000)	$285,000	$224,641	$159,496	$59,661	$15,251
Portfolio turnover rate	201.80%	195.11%	136.95%	156.06%	198.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	23

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus. The Fund is closed to most new investors but is open to certain new investors on a limited basis as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

24

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2010 through July 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

25

Notes to Financial Statements (continued)

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2013, and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended July 31, 2013, the effective management fee was at an annualized rate of .51% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust and Lord Abbett Diversified Equity Strategy Fund of Lord Abbett Investment Trust (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fee and distribution and service fees) of each applicable Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of July 31, 2013, the percentages of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund and Lord Abbett Diversified Equity Strategy Fund were 6.66% and .36%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been approved by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	—	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2013:

Distributor	Dealers’
Commissions	Concessions
$26,560	$150,143

Distributor received CDSCs of $10,147 and $3,301 for Class A and Class C shares, respectively, for the fiscal year ended July 31, 2013.

A Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended July 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	7/31/2013	7/31/2012
Distributions paid from:
Net long-term capital gain	$185,586,565	$128,213,785
Total distributions paid	$185,586,565	$128,213,785

As of July 31, 2013, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$19,367,856
Undistributed long-term capital gains	283,417,768
Total undistributed earnings	$302,785,624
Temporary differences	(448,760)
Unrealized gains – net	792,322,746
Total accumulated gains – net	$1,094,659,610

As of July 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,342,816,778
Gross unrealized gain	803,479,408
Gross unrealized loss	(11,156,662)
Net unrealized security gain	$792,322,746

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended July 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net	Accumulated Net
Investment Loss	Realized Gain
$32,999,558	$(32,999,558)

The permanent differences are attributable to the tax treatment of net investment losses and certain foreign securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2013 were as follows:

Purchases	Sales
$5,074,601,118	$5,219,595,397

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2013.

6.	DIRECTORS’ REMUNERATION

The Fund’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an

Notes to Financial Statements (continued)

equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective April 1, 2013, the Fund and the participating funds entered into a short term extension of the Facility through June 30, 2013. Effective July 1, 2013, the Fund and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the year ended July 31, 2013, a participating fund utilized the Facility and fully repaid its borrowings on June 13, 2013. As of July 31, 2013, there were no loans outstanding pursuant to this Facility.

9.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the fiscal year ended July 31, 2013:

Dividend
	Balance of			Balance of	Fair Value	Net Realized	Income
	Shares			Shares	of Affiliated	Loss	8/1/2012
Affiliated	Held at	Gross	Gross	Held at	Issuers at	8/1/2012 to	to
Issuer	7/31/2012	Additions	Sales	7/31/2013	7/31/2013	7/31/2013(a)	7/31/2013(a)
Yelp, Inc.(b)	791,785	1,015,269	(882,526)	924,528	$—	$(1,523,345)	$—

(a)	Represents realized losses and dividend income earned only when the issuer was an affiliate of the Fund.
(b)	No longer an affiliated issuer as of July 31, 2013.

Notes to Financial Statements (continued)

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended July 31, 2013		Year Ended July 31, 2012
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	8,861,391	$198,422,726	14,400,869	$296,339,396
Converted from Class B*	89,895	1,991,207	124,393	2,562,548
Reinvestment of distributions	3,690,136	70,924,405	2,639,092	50,512,208
Shares reacquired	(14,593,941)	(320,519,955)	(13,242,282)	(273,310,886)
Increase (decrease)	(1,952,519)	$(49,181,617)	3,922,072	$76,103,266

Class B Shares
Shares sold	16,882	$310,950	33,345	$612,067
Reinvestment of distributions	69,356	1,145,066	67,363	1,129,677
Shares reacquired	(172,583)	(3,290,225)	(222,311)	(4,017,958)
Converted to Class A*	(104,370)	(1,991,207)	(141,959)	(2,562,548)
Decrease	(190,715)	$(3,825,416)	(263,562)	$(4,838,762)

Class C Shares
Shares sold	288,546	$5,384,798	291,039	$5,205,545
Reinvestment of distributions	441,179	7,332,394	346,403	5,843,811
Shares reacquired	(1,444,930)	(26,923,917)	(1,439,508)	(26,110,991)
Decrease	(715,205)	$(14,206,725)	(802,066)	$(15,061,635)

Notes to Financial Statements (concluded)

		Year Ended July 31, 2013		Year Ended July 31, 2012
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	1,097,564	$24,839,996	1,714,922	$35,164,836
Reinvestment of distributions	461,921	9,007,465	392,896	7,602,538
Shares reacquired	(2,267,618)	(50,053,635)	(3,685,816)	(76,074,553)
Decrease	(708,133)	$(16,206,174)	(1,577,998)	$(33,307,179)

Class I Shares
Shares sold	10,876,378	$269,848,806	18,807,565	$414,762,722
Reinvestment of distributions	2,890,545	59,863,193	1,771,887	36,217,375
Shares reacquired	(7,964,662)	(190,360,251)	(8,526,378)	(188,041,505)
Increase	5,802,261	$139,351,748	12,053,074	$262,938,592

Class P Shares
Shares sold	879,442	$19,214,082	366,689	$7,332,231
Reinvestment of distributions	346,749	6,532,744	312,858	5,878,601
Shares reacquired	(1,111,661)	(24,149,321)	(1,924,454)	(38,445,579)
Increase (decrease)	114,530	$1,597,505	(1,244,907)	$(25,234,747)

Class R2 Shares
Shares sold	251,158	$5,614,455	351,763	$7,160,974
Reinvestment of distributions	31,978	605,355	18,448	349,217
Shares reacquired	(321,112)	(7,074,467)	(261,727)	(5,332,820)
Increase (decrease)	(37,976)	$(854,657)	108,484	$2,177,371

Class R3 Shares
Shares sold	2,135,683	$48,145,565	4,996,346	$102,100,026
Reinvestment of distributions	926,107	17,642,341	534,979	10,169,965
Shares reacquired	(2,979,528)	(65,056,209)	(1,812,996)	(37,209,072)
Increase	82,262	$731,697	3,718,329	$75,060,919

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

13.	RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011–11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011–11”). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011–11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013–01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying exactly which transactions are subject to disclosures about offsetting. ASU 2011–11 and ASU 2013–01 are effective for public entities for interim and annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of ASU 2011-11 and ASU 2013-01 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

September 27, 2013

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 2001.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

Of the distributions paid to shareholders during the fiscal year ended July 31, 2013, $185,586,565 represents long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Developing Growth Fund, Inc.	LADG-2-0713 (09/13)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2013 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2013 and 2012 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2013	2012
Audit Fees {a}	$43,000	$42,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	$43,000	$42,000

Tax Fees {b}	7,379	7,211
All Other Fees	- 0 -	- 0 -

Total Fees	$50,379	$49,211

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended July 31, 2013 and 2012 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2013 and 2012 were:

	Fiscal year ended:
	2013	2012
All Other Fees {a}	$180,602	$170,618

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2013 and 2012 were:

	Fiscal year ended:
		2013		2012
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 30, 2013

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 30, 2013

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 30, 2013